UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 7, 2016

Alaska Communications Systems Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28167	52-2126573
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Telephone Avenue, Anchorage, Alaska		99503-6091
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(907) 297-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders of the Company was held on June 7, 2016. Shareholders representing 43,188,351 shares, or 84.3%, of the common shares outstanding as of the April 11, 2016 record date were present in person or represented at the meeting by proxy.

(b)	The matters voted upon at the meeting, and the number of votes cast for, against or withheld, as well as the number of abstention and non-votes, as applicable, are set forth below:

Proposal 1 - Election of Board of Directors;

The six (6) nominees to serve as directors, which constituted the entire Board as of the meeting date, were all reelected to serve as directors by the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Edward (Ned) J. Hayes, Jr.	25,125,916	558,848	229,416	17,274,171
Margaret L. Brown	25,110,924	569,750	223,506	17,274,171
David W. Karp	25,111,727	567,487	234,966	17,274,171
Peter D. Ley	25,133,659	548,702	231,819	17,274,171
Brian A. Ross	21,174,793	4,513,326	226,061	17,274,171
Anand Vadapalli	25,020,756	667,878	225,545	17,274,172

Proposal 2 –Advisory approval of the Company’s executive compensation;

The Company proposal requesting that shareholders approve executive compensation, on an advisory basis, was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
16,451,677	9,036,947	425,553	17,274,174

Proposal 3 –Ratification of the appointment of the Company’s independent registered public accounting firm;

The Company proposal requesting ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016 was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
41,826,751	820,967	540,633	0

Item 7.01 Regulation FD Disclosure.

A copy of material that was used in an investor presentation delivered by the Company’s CEO following the annual meeting of shareholders is available on the Company’s website at www.alsk.com and will remain there for at least ninety (90) days.

The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alaska Communications Systems Group, Inc.

June 13, 2016	By:	Leonard Steinberg

Name: Leonard Steinberg
Title: Corporate Secretary